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                                                                    Exhibit 10.3


                    SETTLEMENT AGREEMENT AND GENERAL RELEASE
                         dated as of September 30, 1998

         WHEREAS, LEWIS FRAZER ("Mr. Frazer") and REGAL CINEMAS, INC. (the "Company") desire to enter into an agreement regarding Mr. Frazer's termination of his employment as Chief Financial Officer and all other positions held by Mr. Frazer at the Company or any of its subsidiaries, the effective date of such termination being September 30, 1998 (the "Effective Date"); and

         WHEREAS, in order to avoid any dispute as to the rights and obligations of the parties, the parties have agreed to execute and comply fully with the terms of this Settlement Agreement and General Release (the "Release").

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, Mr. Frazer and the Company agree and covenant as follows:

         1. By entering into this Release, neither of the parties hereto admit, and each specifically denies, any liability, wrongdoing or violation of any law, statute, regulations, agreement or policy.

         2. The Company and Mr. Frazer agree to treat Mr. Frazer's resignation of his employment with the Company on the Effective Date as a termination under
Section 6.4 of the employment agreement between Mr. Frazer and the Company dated May 27, 1997 (the "Employment Agreement") and, therefore, the obligations of the Company to make any further payments or provide any benefits under the Employment Agreement shall hereby cease and terminate .

         3. In consideration of the obligations upon Mr. Frazer as set forth in this Release, and in full settlement and final satisfaction of any and all claims, contractual or otherwise, which Mr. Frazer had, has or may have against the Company or the Released Parties (as defined in Section 4 hereof) with respect to his employment, the termination of his employment with the Company and its subsidiaries, or otherwise arising on or prior to the date of execution of this Release, except to the extent that any such claim concerns an allegation that the Company has failed to comply with any obligations created by this Release, the Company agrees to cancel Mr. Frazer's Old Options (as defined in the Management Stockholder's Agreement dated May 27, 1998 between Mr. Frazer and the Company (the "Management Stockholder's Agreement")) to purchase 566,463 shares on a post-split basis and all of Mr. Frazer's New Options (as defined in the Management Stockholder's Agreement) for aggregate cash consideration of $2,138,565, less applicable withholding taxes and other deductions required by law.

         4. (a) Except as expressly set forth herein, Mr. Frazer, for and in consideration of the payments as set forth in this Release and for other good and valuable

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consideration, hereby releases and forever discharges, and by this Release does release and forever discharge, the Company, the Company's divisions, merged entities and affiliates, stockholders (including without limitation all affiliates of Kohlberg Kravis Roberts & Co. L.P. and Hicks, Muse, Tate & Furst Incorporated), subsidiaries, parents, branches, predecessors, successors, assigns, officers, directors, trustees, employees, agents, administrators, representatives, attorneys, insurers or fiduciaries, past, present or future (the "Released Parties") of and from all debts, obligations, promises, covenants, collective bargaining obligations, agreements, contracts, endorsements, bonds, controversies, disputes, claims, suits or causes of actions known or unknown, suspected or unsuspected, of every kind and nature whatsoever, which may heretofore have existed or which may now exist, including but not limited to those arising under the Age Discrimination in Employment Act of 1967, as amended, ("ADEA"), Title VII of the Civil Rights Act of 1964, as amended, the Fair Labor Standards Act, as amended, the Equal Pay Act, as amended, the Employee Retirement Income Security Act of 1974, as amended, the Americans with Disabilities Act, as amended, the Reconstruction Era Civil Rights Act, as amended, the Rehabilitation Act of 1973, as amended, the Family and Medical Leave Act of 1992, and any and all state or local laws regarding employment discrimination and/or federal, state or local laws of any type or description regarding employment or the retention of options to purchase securities retained by Mr. Frazer pursuant to the Management Stockholder's Agreement, including but not limited to any and all claims arising from or derivative of Mr. Frazer's employment with the Company and its subsidiaries and Mr. Frazer's termination from employment with the Company and its subsidiaries or otherwise, as well as any rights or claims Mr. Frazer or his attorney has or may have for costs, expenses, attorneys' fees or otherwise, and except with respect to any claims arising from or derivative of any criminal conduct or fraud, and except with respect to any claim for indemnification from the Company or its subsidiaries in connection with Mr. Frazer's service as director, officer or employee of the Company or any subsidiary of the Company.

         (b) Except as expressly set forth herein, the Company (on behalf of itself and its subsidiaries), Kohlberg Kravis Roberts & Co. L.P., KKR 1996 Fund L.P., KKR Partners II, L.P., Hicks, Muse, Tate & Furst Incorporated and Regal Equity Partners, L.P. for and in consideration of performance of the obligations as set forth in this Release and for other good and valuable consideration, hereby release and forever discharge, and by this Release do release and forever discharge, Mr. Frazer of and from all debts, obligations, promises, covenants, agreements, contracts, endorsements, bonds, controversies, disputes, claims, suits or causes of actions known or unknown, suspected or unsuspected, of every kind and nature whatsoever, which may heretofore have existed or which may now exist, including but not limited to federal, state or local laws of any type or description regarding employment or the retention of options to purchase securities retained by Mr. Frazer pursuant to the Management Stockholder's Agreement, including but not limited to any and all claims arising from or derivative of Mr. Frazer's employment with the Company and Mr. Frazer's termination from employment with the Company and its subsidiaries or otherwise, as well as any rights or claims the Company (on behalf of itself and its subsidiaries), Kohlberg Kravis Roberts & Co. L.P., KKR 1996 Fund L.P., KKR Partners II, L.P., Hicks, Muse, Tate & Furst Incorporated or Regal Equity Partners, L.P. or their attorneys have or may have for costs, expenses,

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attorneys' fees or otherwise, and except with respect to any claims arising from or derivative of any criminal conduct or fraud.

         5. Mr. Frazer covenants and agrees not to sue, file any grievance, arbitration or other proceeding, administrative or judicial, against the Released Parties and the Company, Kohlberg Kravis Roberts & Co. L.P., KKR 1996 Fund L.P., KKR Partners II, L.P., Hicks, Muse, Tate & Furst Incorporated and Regal Equity Partners, L.P. covenant and agree not to sue, file any grievance, arbitration or other proceeding, administrative or judicial, against Mr. Frazer in any court of law or equity, or before any administrative agency, with respect to any matter whatsoever released hereby, including but not limited to matters arising from or derivative of Mr. Frazer's employment with the Company and Mr. Frazer's termination from employment with the Company and its subsidiaries or otherwise.

         6. (a) Mr. Frazer and the Company expressly understand and agree that the Company's obligations under this Release are in lieu of any and all other amounts to which Mr. Frazer might be, is now or may become entitled to receive from any of the Released Parties upon any claim whatsoever and, without limiting the generality of the foregoing, except as provided in Sections 3 and 6(b) herein, Mr. Frazer expressly waives any right or claim that he may have or assert to employment or reinstatement to employment with the Released Parties, or payment for backpay, front pay, interest, bonuses, damages, vacation, sick leave, medical, dental, optical or hospitalization benefits, accidental death and dismemberment coverage, long term disability coverage, stock options, pensions, education benefits, automobile usage benefits, life insurance benefits, overtime, severance pay, liquidated damages and/or attorneys' fees or costs. Mr. Frazer expressly understands and agrees that any Company stock option in which he has any interest shall be canceled as of the Effective Date.

            (b) Nothing herein shall effect Mr. Frazer"s rights with respect to
(i) his account under the Company 401(k) plan and (ii) continuation of health insurance coverage under COBRA.

         7. (a) Mr. Frazer agrees that, without limiting the Released Parties' remedies, any material violation or breach by him of this Release or the institution of any grievance, arbitration or other proceeding, administrative or judicial, by Mr. Frazer against any of the Released Parties in violation of this Release shall give rise to an action by any such Released Party, including, but not limited to, the Company, Kohlberg Kravis Roberts & Co. L.P., KKR 1996 Fund L.P., KKR Partners II, L.P., Hicks, Muse, Tate & Furst Incorporated or Regal Equity Partners, L.P., for relief including, but not limited to, damages caused by such breach and shall forever release and discharge the applicable Released Party from the performance of its obligations arising from this Release but shall not release Mr. Frazer from the performance of his obligations pursuant to this Release.

            (b) The Company agrees that, without limiting Mr. Frazer's remedies, any material violation or breach by the Company, Kohlberg Kravis Roberts & Co. L.P., KKR 1996 Fund L.P., KKR Partners II, L.P., Hicks, Muse, Tate & Furst Incorporated or Regal Equity Partners, L.P. of this Release or the institution of any grievance, arbitration or

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                                                                               4


other proceeding, administrative or judicial, by any of the Released Parties against Mr. Frazer in violation of this Release shall give rise to an action by Mr. Frazer for relief including, but not limited to, damages caused by such breach and shall forever release and discharge Mr. Frazer from the performance of his obligations arising from this Release with respect to the applicable Released Party but shall not release the Company, Kohlberg Kravis Roberts & Co. L.P., KKR 1996 Fund L.P., KKR Partners II, L.P., Hicks, Muse, Tate & Furst Incorporated or Regal Equity Partners, L.P. from the performance of its obligations pursuant to this Release.

         8. The parties each agree not to make any material disparaging statements about the other, the Released Parties or the Company's personnel policies and practices to any of the Company's customers, competitors, suppliers, employees, former employees, or the press or other media in any country and neither party shall issue any press release, other than in order to comply with law or in response to press inquiries.

         9. Mr. Frazer covenants and agrees that he will return to the Company any letters, files, documents, equipment, supplies, security access passes, property or other items in his possession or control which were entrusted or issued to him during the course of his employment with the Company.

         10. Mr. Frazer further covenants and agrees, as a condition of the Company's performance of its obligations arising from this Release, that Mr. Frazer will regard and preserve all noncompetition, confidentiality and nonsolicitation obligations set forth in Section 12 of the Employment Agreement and Section 26 of the Management Stockholder's Agreement.

         11. Should any provision of this Release be found to be in violation of any law, or ineffective or barred for any reason whatsoever, the remainder of this Release shall be in full force and effect to the maximum extent permitted by law.

         12. The Company and Mr. Frazer agree to execute such other documents and to take such other actions as may be reasonably necessary to further the purposes of this Release.

         13. Mr. Frazer acknowledges and agrees that, in deciding to execute this Release, he has had the opportunity to consult with legal, financial and other personal advisors of his own choosing as he deems appropriate, in assessing whether to execute this Release and that he has consulted with legal counsel. Mr. Frazer represents and acknowledges that no representations, statement, promise, inducement, threat or suggestion has been made by the Company or the Released Parties to influence him to sign this Release except such statements as are expressly set forth herein. Mr. Frazer agrees that he has been given a minimum of twenty-one (21) days within which to consider the terms and effects of this Release and to consult with, and to ask any questions that he may have of anyone, including legal counsel and other personal advisors of his own choosing, and that he has executed this Release voluntarily and with full understanding of its terms and effects. Mr. Frazer understands that in executing

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the Release he is, inter alia, giving up any rights and claims he may have under the ADEA. The Company and Mr. Frazer agree that Mr. Frazer has a period of seven
(7) days after signing this Release within which to revoke his agreement, and neither the Company nor any other person is obligated to make any payments or provide any other benefits to Mr. Frazer hereunder until eight (8) days have passed since the signing of this Release so long as no revocation has occurred. Mr. Frazer further agrees that no fact, evidence, event or transaction currently unknown to him but which hereafter may become known to him shall affect in any way or manner the final and unconditional nature of this Release.

         14. The foregoing represents the entire agreement between Mr. Frazer and the Company and supersedes all prior agreements or understandings, written or oral, between them, other than Section 12 of the Employment Agreement and
Section 26 of the Management Stockholder's Agreement. This Release may not be changed or modified, except by a written instrument signed by Mr. Frazer, the Company, Kohlberg Kravis Roberts & Co. L.P. and KKR 1996 Fund L.P., KKR Partners II, L.P., Hicks, Muse, Tate & Furst Incorporated and Regal Equity Partners, L.P.

         15. This Release shall be construed, interpreted and governed in accordance with the laws of the state of Delaware without reference to rules relating to conflicts of law.


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         16. This Release may be executed in two or more counterparts, each of which will be deemed an original.




-------------------
Lewis Frazer


-------------------

-------------------
Address


Dated as of:




STATE OF _______ )
                                    :  ss.:
COUNTY OF _____ )

                  On ____________, 1998, before me personally came Lewis Frazer to me known and known to me to be the individual described in, and who executed, the foregoing General Release, and duly acknowledged to me that he executed same.

                                                     ---------------------------
                                                             Notary Public

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REGAL CINEMAS, INC
         on behalf of itself and its subsidiaries


                  By:
                     -------------------
                     Name:
                     Title:


         Dated as of:  _________, 1998.


KOHLBERG KRAVIS ROBERTS & CO. L.P.


         By: KKR & CO. L.L.C., its general partner

             By:
                ---------------------
                Name:
                Title:


         Dated as of:  _________, 1998.


KKR 1996 FUND L.P.


         By: KKR Associates 1996 L.P., its general partner

                  By: KKR 1996 GP L.L.C., its general partner


                  By:
                     ---------------------
                     Name:
                     Title:


         Dated as of:  __________, 1998.




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KKR 1996 FUND L.P.


         By: KKR Associates 1996 L.P., its general partner

             By: KKR 1996 GP L.L.C., its general partner


                 By:
                    ------------
                    Name:
                    Title:


         Dated as of:  __________, 1998.


KKR PARTNERS II, L.P.


         By: KKR Associates, L.P., its general partner


             By:
                ----------------
                Name:
                Title:


         Dated as of:  __________, 1998.


REGAL EQUITY PARTNERS, L.P.

         By: TOH/Ranger, L.LC., its general partner


         By:
            ----------------
            Authorized Signatory




         Dated as of:  __________, 1998.






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HICKS, MUSE, TATE & FURST INCORPORATED


         By:
            ----------------
            Name:
            Title:





         Dated as of:  ___________, 1998.